SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No.     )

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

Managers Trust II
(Name of Registrant as Specified In Its Charter)

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☐	$125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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800 Connecticut Avenue

Norwalk, Connecticut 06854

800-835-3879

www.managersinvest.com

Managers Short Duration Government Fund

Managers Intermediate Duration Government Fund

INFORMATION STATEMENT

This information statement is being provided to the shareholders of each of Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund (each a “Fund” and collectively the “Funds”), each a series of Managers Trust II, a Massachusetts business trust (the “Trust”), in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission. This exemptive order permits the Trust’s investment manager to hire new subadvisors and to make changes to existing subadvisory contracts with the approval of the Trustees, but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed to shareholders of the Fund on or about October 7, 2005.

The Trust and its Fund Management Agreement

Each of the Funds is an investment portfolio of the Trust. The Trust has entered into a fund management agreement with respect to each investment portfolio of the Trust with Managers Investment Group LLC (formerly The Managers Funds LLC) (the “Manager”) dated August 1, 2000, as thereafter amended (the “Management Agreement”). Under the terms of the Management Agreement, the Manager selects, subject to review and approval by the Trustees, one or more subadvisors to manage the investment portfolio of the funds, review and monitor the performance of these subadvisors on an ongoing basis, and recommend changes in the roster of subadvisors to the Trustees as appropriate. The Manager also allocates fund assets among the subadvisors for those funds that have more than one subadvisor. The portion of a fund’s assets managed by a subadvisor may be adjusted from time to time in the sole discretion of the Manager. The Manager also conducts all business operations of the Trust, except those operations contracted to the custodian or the transfer agent. As compensation for its services, the Manager receives a management fee from each Fund, and the Manager is responsible for payment of all fees payable to the subadvisor(s) of the Fund. The Fund, therefore, pays no fees directly to the subadvisors.

The Manager recommends subadvisors for the Funds to the Trustees based upon the Manager’s continuing quantitative and qualitative evaluation of the subadvisors’ skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a subadvisor, and the Manager does not expect to recommend frequent changes of subadvisors.

At any given time, each subadvisor serves pursuant to a separate subadvisory agreement between the Manager and that subadvisor (each such agreement, a “Subadvisory Agreement”). The subadvisor does not provide any services to the Fund under the Subadvisory Agreement except portfolio investment management and related record-keeping services. However, in accordance with procedures adopted by the Trustees, a subadvisor, or its affiliated broker-dealer, may execute portfolio transactions for the Fund and receive brokerage commissions or underwriting fees in connection therewith as permitted by Section 17(e) and Rule 10f-3 of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder.

Smith Breeden Associates Inc. and the New Subadvisory Agreements

The Manager previously entered into a Subadvisory Agreement with Smith Breeden Associates Inc. (“Smith Breeden”) with respect to each Fund (the “Predecessor Smith Breeden Agreements”). As further described below, a recent transaction involving Smith Breeden and certain Smith Breeden shareholders may be deemed to constitute an “assignment” of each of the Predecessor Smith Breeden Agreements, as the term “assignment” is defined in the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and as a result the Manager has entered into new Subadvisory Agreements with Smith Breeden (the “New Smith Breeden Agreements”) with respect to each Fund.

Certain shareholders of Smith Breeden entered into an agreement (the “Purchase and Sale Agreement”) with respect to the purchase and sale of shares of stock of Smith Breeden, which resulted in a change in the relative equity interests held by the principals of Smith Breeden. In addition, effective June 30, 2005, the voting interests of the shareholders of Smith Breeden were transferred as contemplated by the Purchase and Sale Agreement (the “Transfer”). To the extent that the Transfer could be deemed to be an “assignment” (as defined under the 1940 Act and the Advisers Act) of each of the Predecessor Smith Breeden Agreements, each Predecessor Smith Breeden Agreement would automatically terminate pursuant to its terms as required by Section 15(b) of the 1940 Act. At meetings on May 21, 2005 and June 3, 2005, the Board of Trustees of the Trust unanimously approved each New Smith Breeden Agreement with respect to each Fund. The Trustees’ approval was to be effective upon the completion of the Transfer and the concomitant termination effective June 30, 2005 of each Predecessor Smith Breeden Agreement with respect to its respective Fund.

Under the Management Agreement, each Fund pays the Manager a fee equal to 0.70% per annum of the average daily net assets of the Fund. From these fees, under the terms and conditions of each New Smith Breeden Agreement, the Manager pays Smith Breeden at an annual rate of 0.15% of the average net assets of each Fund. Under each Predecessor Smith Breeden Agreement, the Manager was obligated to pay Smith Breeden at an annual rate of 0.10% of the average net assets of each Fund. The Manager paid Smith Breeden $1,551,889 with respect to the Managers Short Duration Government Fund and $1,044,133 with respect to the Managers Intermediate Duration Government Fund under each respective Predecessor Smith Breeden Agreement for the fiscal year ended March 31, 2005. Under each New Smith Breeden Agreement, the Manager pays Smith Breeden at an annual rate of 0.15% of the average net assets of each Fund. Apart from the effective date and the fees payable to Smith Breeden with respect to each Fund, there are no differences between each of the Predecessor Smith Breeden Agreements and each of the New Smith Breeden Agreements, respectively, including with respect to the nature and extent of the subadvisory services to be rendered thereunder. Because the fees under each Predecessor Smith Breeden Agreement and the fees under each New Smith Breeden Agreement were or are paid by the Manager out of the advisory fees received by the Manager, there is no change in the expenses of either Fund as a result of the change and, therefore, the increase in fees payable to Smith Breeden will not adversely affect the total expenses of either Fund.

The New Smith Breeden Agreements require Smith Breeden to provide fair and equitable treatment to each Fund in the selection of portfolio investments and the allocation of investment opportunities. Each New Smith Breeden Agreement has an initial term of two years and then continues in effect, unless terminated as described below, for successive one-year periods, so long as its continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or (b) by the vote of a majority of the Trustees, provided that in either event the continuance is also approved by the vote of a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”) cast in person at a meeting called for the purpose of voting on the continuance. Each of the New Smith Breeden Agreements will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each New Smith Breeden Agreement may be terminated: (i) by the Manager at any time, without payment of a penalty, upon notice to Smith Breeden and the Trust, (ii) with respect to each Fund, at any time, without payment of a penalty, by the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon notice to Smith Breeden, or (iii) by Smith Breeden at any time, without payment of a penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

Each New Smith Breeden Agreement provides that Smith Breeden shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Manager or the Trust in connection with each New Smith Breeden Agreement, except by reason of Smith Breeden’s willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of Smith Breeden’s reckless disregard of its obligations and duties under the New Smith Breeden Agreements.

A copy of the New Smith Breeden Agreement with respect to the Managers Short Duration Government Fund and the Managers Intermediate Duration Government Fund is attached as Exhibit A and Exhibit B, respectively, hereto.

Information about Smith Breeden

The following is a description of Smith Breeden, which is based solely on information provided by Smith Breeden. Smith Breeden is not affiliated with the Manager.

Smith Breeden currently manages assets for, among others, corporate and public pension plans, endowments, foundations, other institutional investors, and mutual funds. Smith Breeden specializes in relative value strategies in fixed-income and enhanced index strategies (including those tracking the S&P 500 Index). Formerly, Smith Breeden was investment adviser to the Funds and has served as either investment adviser or subadvisor to the Funds since their inception in 1992. Located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27517, Smith Breeden was founded in 1982 and registered with the SEC in September of that year. As of March 31, 2005, Smith Breeden advised, or managed on a discretionary basis, assets totaling over $22.9 billion.

Although the Transaction has resulted in a change in the relative percentage of equity ownership of existing equity owners of Smith Breeden, it is expected that such change will not materially affect the management, operations or personnel of Smith Breeden. It is further expected that such change will not materially affect the investment strategies used by Smith Breeden in managing each Fund or the individuals at Smith Breeden primarily responsible for managing each Fund. Finally, it is expected that the Transaction would have no impact on the day-to-day management of the Funds. The business and other connections of the officers and directors of Smith Breeden and information pertaining to the current ownership of Smith Breeden are set forth on Smith Breeden’s current Form ADV as filed with the Securities and Exchange Commission. The file number of this Form ADV is 801-17567.

Board of Trustees Recommendation

At a meeting held on June 3, 2005, the Board of Trustees, including a majority of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved the New Smith Breeden Agreements with respect to each Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the New Smith Breeden Agreements, the Trustees reviewed a variety of materials relating to each Fund and Smith Breeden, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for relevant benchmark indices (each, a “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by Smith Breeden under each Predecessor Smith Breeden Agreement. The Trustees also took into account performance, fee and expense information regarding each Fund provided to them on a quarterly basis throughout the year, as well as information provided to the Board in May 2005 by representatives of Smith Breeden relating to the impact of the Transfer on Smith Breeden’s management, operations and personnel. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the New Smith Breeden Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services. For each Fund, the Trustees also reviewed information relating to Smith Breeden’s operations, personnel, and the investment philosophy, strategies and techniques (the “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding Smith Breeden’s organizational and management structure and Smith Breeden’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at Smith Breeden with portfolio management responsibility, including the information set forth in the Fund’s prospectus. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by Smith Breeden in the past; (b) the qualifications and experience of Smith Breeden’s personnel; and (c) Smith Breeden’s compliance programs. The Trustees also took into account Smith Breeden’s financial condition with respect to its ability to provide the services required under the New Smith Breeden Agreements. In addition, the Trustees considered the assurances provided by representatives of Smith Breeden that the Transfer would not materially affect the management, operations or personnel of Smith Breeden, the Investment Strategies used by Smith Breeden in managing each Fund or the individuals at Smith Breeden primarily responsible for managing the Funds.

Fund Performance. With respect to Managers Short Duration Government Fund, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2005 was above, above, above and below, respectively, the median of its Peer Group and above the performance of the Merrill Lynch 6-Month T-Bill Index, the Fund’s benchmark index, for all periods. Noting that Smith Breeden had served as the advisor or subadvisor of the Fund during all time periods, the Trustees concluded that the Fund’s and Smith Breeden’s performance has been satisfactory.

With respect to Managers Intermediate Duration Government Fund, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2005 was above the median of its Peer Group for all periods and below the median of the Citigroup Mortgage Index, the Fund’s benchmark index, for all periods. The Trustees noted that the Fund Benchmark had enjoyed a performance advantage in recent periods over the Fund, as well as over most other funds in the Peer Group, because of the relative scarcity in the market of certain of the Fund Benchmark’s higher yielding constituent securities. Noting that Smith Breeden had served as the advisor or subadvisor of the Fund during all time periods, the Trustees concluded that both the Fund’s overall performance, as well as Smith Breeden’s performance, have been satisfactory.

Subadvisory Fees and Profitability. In considering the reasonableness of the fee payable by the Manager to Smith Breeden, the Trustees relied on the ability of the Manager to negotiate the terms of each New Smith Breeden Agreement at arm’s length as part of the manager-of-managers structure, noting that the Manager is not affiliated with Smith Breeden. In addition, the Trustees noted that the subadvisory fees are paid by the Manager out of its advisory fee. Accordingly, the cost of services to be provided by Smith Breeden and the profitability to Smith Breeden of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of each Fund, the Trustees concluded that the effect of any economies of scale being realized by Smith Breeden was not a material factor in the Trustees’ deliberations at this time.

*    *    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the New Smith Breeden Agreements in addition to the conclusions discussed above: (a) the Subadvisor has the resources to perform its duties under each New Smith Breeden Agreement and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (b) the Subadvisor maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the New Smith Breeden Agreements would be in the interests of each Fund and its shareholders. Accordingly, on June 3, 2005 the Trustees, including a majority of the Independent Trustees, voted to approve the New Smith Breeden Agreement for each Fund.

ADDITIONAL INFORMATION

The Manager serves as investment manager and administrator of the Trust. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Manager, serves as distributor of the Fund. The Manager and MDI are located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Financial Information

The Fund’s most recent annual report and semi-annual report are available upon request, without charge, by writing to Managers Investment Group, 800 Connecticut Avenue, Norwalk, Connecticut 06854, by calling (800) 835-3879, or by accessing our website at www.managersinvest.com.

Beneficial Owners and Management Ownership

The Fund does not know of any person who, as of September 27, 2005, beneficially owned 5% or more of the outstanding shares of the Fund. As of September 27, 2005, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund.

Since the beginning of fiscal year 2004, no Trustee has purchased or sold securities of the Manager, Smith Breeden or any of their respective parents and subsidiaries exceeding 1% of the outstanding securities of any class of the Manager, Smith Breeden or any of their respective parents or subsidiaries.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder desiring to present a proposal for inclusion at the next meeting of shareholders should submit such proposal to the Trust at a reasonable time before the solicitation is made.

September 28, 2005

By Order of the Trustees,

/s/ CHRISTINE C. CARSMAN
CHRISTINE C. CARSMAN
Secretary

Exhibit A

FORM OF SUBADVISORY AGREEMENT

MANAGERS SHORT DURATION GOVERNMENT FUND

Attention:

Re:	Subadvisory Agreement

The Managers Short Duration Government Fund (the “Fund”) is a series of a Massachusetts business trust (the “Trust”) that is registered as an investment company under the Investment Company Act of 1940, as amended, (the “Act”), and subject to the rules and regulations promulgated thereunder.

Managers Investment Group LLC (the “Manager”) acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund’s assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund’s investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Subadvisor. The Manager, being duly authorized, hereby appoints and employs Smith Breeden Associates, Inc.(“Subadvisor”) as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the “Fund Account”). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2. Portfolio Management Duties.

(a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the “Prospectus”). The Subadvisor’s responsibility for providing portfolio management services hereunder shall be limited to only the Fund Account, and the Subadvisor agrees that it shall not consult with any investment advisor(s) (within the meaning of the Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d3-1 and/or Rule 17a-10 under the Act would not be available with respect to the Fund. The Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

(b) The Subadvisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust.

(c) The Subadvisor shall provide the Trust’s Custodian and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust’s Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust’s Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

(d) The Subadvisor agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e) The Subadvisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

(a) In doing so, the Subadvisor’s primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c) The Subadvisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the Act) of the Trust or of the Manager or of any Subadvisor for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are “affiliated persons” of the Trust, the Manager or the Trust’s Subadvisors.

4. Information Provided to the Manager and the Trust and to the Subadvisor.

(a) The Subadvisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Subadvisor will furnish the Trust’s Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b) The Subadvisor agrees that it will notify the Manager and the Trust in the event that the Subadvisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Subadvisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

(c) The Subadvisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Subadvisor’s registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Subadvisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an “investment adviser” to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Subadvisor. The Manager acknowledges that the Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities (“Affiliated Accounts”). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further, that it is the Subadvisor’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the Trust’s shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor’s reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on July 1, 2005 and shall continue in effect until July 1, 2007. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

MANAGERS INVESTMENT GROUP LLC

BY:	/s/ PETER M. LEBOVITZ
Peter M. Lebovitz
Managing Partner

DATE:	July 1, 2005

Accepted:

BY:

DATE:

Acknowledged:
MANAGERS TRUST II

BY:	/s/ PETER M. LEBOVITZ
Peter M. Lebovitz
President

DATE:	July 1, 2005

SCHEDULE A

SUBADVISOR FEE

For services provided to the Fund Account, Managers Investment Group LLC will pay a base quarterly fee for each calendar quarter at an annual rate of 0.15 % of the average net assets in the Fund account during the quarter. Average assets shall be determined using the average daily net assets in the Fund account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.

Exhibit B

FORM OF SUBADVISORY AGREEMENT

MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND

Attention:

Re:	Subadvisory Agreement

The Managers Intermediate Duration Government Fund (the “Fund”) is a series of a Massachusetts business trust (the “Trust”) that is registered as an investment company under the Investment Company Act of 1940, as amended, (the “Act”), and subject to the rules and regulations promulgated thereunder.

Managers Investment Group LLC (the “Manager”) acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund’s assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund’s investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Subadvisor. The Manager, being duly authorized, hereby appoints and employs Smith Breeden Associates, Inc.(“Subadvisor”) as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the “Fund Account”). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2. Portfolio Management Duties.

(a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the “Prospectus”). The Subadvisor’s responsibility for providing portfolio management services hereunder shall be limited to only the Fund Account, and the Subadvisor agrees that it shall not consult with any investment advisor(s) (within the meaning of the Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d3-1 and/or Rule 17a-10 under the Act would not be available with respect to the Fund. The Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

(b) The Subadvisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust.

(c) The Subadvisor shall provide the Trust’s Custodian and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust’s Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust’s Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

(d) The Subadvisor agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e) The Subadvisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

(a) In doing so, the Subadvisor’s primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c) The Subadvisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the Act) of the Trust or of the Manager or of any Subadvisor for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are “affiliated persons” of the Trust, the Manager or the Trust’s Subadvisors.

4. Information Provided to the Manager and the Trust and to the Subadvisor.

(a) The Subadvisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Subadvisor will furnish the Trust’s Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b) The Subadvisor agrees that it will notify the Manager and the Trust in the event that the Subadvisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Subadvisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

(c) The Subadvisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Subadvisor’s registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Subadvisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an “investment adviser” to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Subadvisor. The Manager acknowledges that the Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities (“Affiliated Accounts”). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further, that it is the Subadvisor’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the Trust’s shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor’s reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on July 1, 2005 and shall continue in effect until July 1, 2007. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

MANAGERS INVESTMENT GROUP LLC

BY:	/s/ PETER M. LEBOVITZ
Peter M. Lebovitz
Managing Partner

DATE:	July 1, 2005

Accepted:

BY:

DATE:

Acknowledged:
MANAGERS TRUST II

BY:	/s/ PETER M. LEBOVITZ
Peter M. Lebovitz
President

DATE:	July 1, 2005

SCHEDULE A

SUBADVISOR FEE

For services provided to the Fund Account, Managers Investment Group LLC will pay a base quarterly fee for each calendar quarter at an annual rate of 0.15 % of the average net assets in the Fund account during the quarter. Average assets shall be determined using the average daily net assets in the Fund account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.